Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Other Intangible Assets [Abstract]
Other Intangible Assets

Note 8. Other Intangible Assets

Other intangible assets consisted of the following:

	December 31, 2016			December 31, 2015
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	$304,766	$(198,632)	$106,134	$306,657	$(157,862)	$148,795
Patents	19,009	(12,257)	6,752	17,785	(10,008)	7,777
Trademarks and trade names	27,819	(16,849)	10,970	32,443	(14,463)	17,980
Customer relationships	106,571	(54,258)	52,313	115,957	(41,708)	74,249
Non-compete agreements	5,874	(5,874)	-	5,874	(5,874)	-
Capitalized software development costs	19,540	(18,251)	1,289	20,010	(17,351)	2,659
In process research and development	-	-	-	1,008	-	1,008
	$483,579	$(306,121)	$177,458	$499,734	$(247,266)	$252,468

Other intangible assets impairment charges for the year ended December 31, 2016

During 2016, the Company assessed the recoverability of certain of its definite-life intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of its intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable. For those unrecoverable intangible assets that considered to be impaired, the Company recorded impairment charges of $16.9 million during 2016, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $1.8 million related to developed technology intangible assets were classified as costs of sales, and $15.1 million related to customer relationships, trade names, capitalized software development costs and patents were classified as selling, general and administrative expenses.

For its definite-life intangible assets impairment assessments conducted throughout 2016, the Company used discount rates of 14.0% to 15.0% based on management’s best estimate of the after-tax weighted average cost of capital, which reflected the associated specific risks for each intangible asset’s future cash flows.

In addition, the Company recorded $1 million impairment charge for the full carrying value of its IPR&D project.

Other intangible assets impairment charges for the year ended December 31, 2015

Prior to conducting the quantitative assessments for goodwill impairment of its reporting units during 2015, the Company tested the recoverability of its reporting units' long-lived assets, including its purchased intangible assets.

The Company concluded that the carrying amount of certain of its definite-life purchased intangible assets of its might not be recoverable due to certain indicators of impairment including a significant decline in the Company’s market capitalization for a sustained period, weaker than expected operating results for 2015, certain reorganization initiatives for the Company’s operations and certain technological trends in the additive manufacturing industry, as well as the increased uncertainty in the 3D printing environment.

The Company assessed the recoverability of its definite-life intangibles assets based on their projected undiscounted future cash flows expected to result from each intangible asset. Based on the results of the recoverability assessment, the Company determined that the carrying values of certain of its intangible assets exceeds their undiscounted cash flows projections and therefore were not recoverable. For those unrecoverable intangible assets that considered to be impaired, the Company recorded impairment charges of $260.3 million during 2015, in order to reduce the carrying amount of those intangible assets to their estimated fair value. Impairment charges of $191.2 million related to developed technology intangible assets were classified as costs of sales, and $68.8 million related to customer relationships, trade names and non-compete agreements intangible assets were classified as selling, general and administrative expenses.

For its definite-life intangible assets impairment assessments conducted throughout 2015, the Company used discount rates of 13.0% to 14.0% based on management’s best estimate of the after-tax weighted average cost of capital, which reflected the associated specific risks for each intangible asset’s future cash flows.

In addition, the Company reviewed for impairment its indefinite-life intangible assets, which consists of IPR&D projects. The indicators for the impairment assessment were the weaker than expected operating results and certain reorganization initiatives along with review of the strategic research and development roadmap which resulted in changes in long-term projections. The Company tested for impairment certain of its IPR&D projects, based on its projected discounted future cash flows expected to result, by using the probability-weighted cash flow approach. Based on the results of the impairment assessment, the Company determined that the carrying value of certain of its IPR&D projects exceeded their fair value. Accordingly, the Company recorded impairment charges of $18.2 million, related to its in-process research and development projects, which were classified as research and development expenses, in order to reduce the carrying amount of those intangible assets to their estimated fair value.

Other intangible assets impairment charges for the year ended December 31, 2014

During 2014 the Company evaluated the recoverability of one of its developed technology asset and recorded impairment charges of $11.6 million which were classified as costs of sales. In addition, the Company reviewed for impairment one of its IPR&D projects which resulted in impairment charges of $3.0 million that were classified as research and development expenses.

Amortization expense

Amortization expense relating to intangible assets for the years ended December 31, 2016, 2015 and 2014, was approximately $59.0 million, $75.0 million and $81.9 million, respectively.

As of December 31, 2016, estimated future amortization expense relating to definite life intangible assets for each of the next five years and thereafter were as follows:

Estimated
amortization expense
Year ending December 31,	(U.S. $ in thousands)
2017	$34,722
2018	33,068
2019	32,173
2020	31,826
2021	31,264
Thereafter	14,405
Total	$177,458